                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)        December 12, 1995
                                                 -----------------------------

                            DANIEL INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                       1-6098                    74-1547355
----------------------------       ---------------         --------------------
(State or other jurisdiction         (Commission               (IRS Employer
    of incorporation)                File Number)           Identification No.)


9753 Pine Lake Drive, Houston, Texas                                  77055
------------------------------------------                       --------------
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code       (713) 467-6000
                                                    --------------------------

ITEM 2.  DISPOSITION OF ASSETS

         In February 1995, Daniel Industries, Inc. (the "Company") announced that its Board of Directors approved and adopted a restructuring plan to improve the Company's overall profitability through a greater focus on high margin and market leading product lines, and cost reductions in overhead and direct expenses.

         As part of the restructuring plan, the Company announced its intention to divest identified non-core product lines. On November 28, 1995, the net assets of the fastener subsidiary, Daniel Industrial, Inc., were sold to an investor group for $8,000,000 in cash and $9,500,000 in collaterized subordinated notes, discounted to $8,600,000. In the fourth quarter of fiscal 1995, the Company recorded a pretax charge of $10,587,000 on the divestitures of non-core assets, primarily the fastener group. This charge is not reflected in the Company's pro forma consolidated financial statements.

ITEM 7.  FINANCIAL STATEMENTS

        The accompanying Pro Forma Consolidated Statement of Operations for the nine months ended June 30, 1995 and the year ended September 30, 1994, and the Pro Forma Consolidated Balance Sheet as of June 30, 1995 are based on historical financial statements, adjusted to give effect to the divestiture of the fastener business as though it had occurred at the beginning of each period presented. The pro forma financial information should be read in conjunction with the historical financial statements and related notes thereto. The pro forma financial information is not necessarily indicative of the results that would have been attained had the divestiture occurred in an earlier period.

                            DANIEL INDUSTRIES, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                  (UNAUDITED)

                                                                                        June 30, 1995
                                                                    -----------------------------------------------------
                                                                         (in thousands except per share amounts)
                                                          ASSETS
                                                                                        Sale of Non-
                                                                                        Core Product            Pro Forma
                                                                    Historical            Line  (1)            as Adjusted
                                                                    ----------         --------------          -----------
Current assets:
   Cash and cash equivalents                                        $    9,927          $  6,600                $  16,527
   Receivables, net of reserve of $204,000                              27,032                                     27,032
   Costs in excess                                                       2,318                                      2,318
   Inventories                                                          35,933                                     35,933
   Deferred taxes on income                                              7,424              (628)                   6,796
   Other                                                                 3,435             2,294 (4)                5,729
   Net assets held for sale                                             34,431           (26,758)                   7,673
                                                                      --------          --------                 --------
         Total current assets                                          120,500           (18,492)                 102,008
   Property, plant and equipment at cost, net                           53,912                                     53,912
   Intangibles and other assets                                          3,429             8,600                   12,029
                                                                      --------          --------                 --------
                                                                      $177,841          $ (9,892)                $167,949
                                                                      ========          ========                 ========

                                           LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Notes payable                                                      $ 13,400                                   $ 13,400
   Current maturities of long-term debt                                  2,857                                      2,857
   Accounts payable                                                     14,388          $ (1,165)                  13,223
   Accrued expenses                                                     17,578              (792)                  16,786
                                                                      --------          --------                 --------
         Total current liabilities                                      48,223            (1,957)                  46,266
   Long-term debt                                                        8,571                                      8,571
   Deferred taxes on income                                              6,116              (933)                   5,183
                                                                      --------          --------                 --------
      Total liabilities                                                 62,910            (2,890)                  60,020
                                                                      --------          --------                 --------
Commitments and contingencies

Stockholders' equity
   Preferred stock, $1.00 par value, 1,000,000 shares
      authorized, 150,000 shares designated as Series A
      junior participating preferred stock, no shares
      issued or outstanding
   Common stock, $1.25 par value, 20,000,000 shares
      authorized, 12,083,485 shares issued                              15,104                                     15,104
   Capital in excess of par value                                       90,188                                     90,188
   Translation component                                                  (138)                                      (138)
   Retained earnings                                                     9,777            (7,002)                   2,775
                                                                      --------          --------                 --------
        Total stockholders' equity                                     114,931            (7,002)                 107,929
                                                                      --------          --------                 --------
                                                                      $177,841          $ (9,892)                $167,949
                                                                      ========          ========                 ========

   The accompanying notes are an integral part of these pro forma statements.

                            DANIEL INDUSTRIES, INC.

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                                  (UNAUDITED)




                                                                         Nine Months Ended June 30, 1995
                                                                    --------------------------------------------
                                                                      (in thousands except per share amounts)

                                                                                      Sale of Non-
                                                                                      Core Product     Pro Forma
                                                                    Historical          Line (1)      as Adjusted
                                                                    ----------       --------------   -----------
Revenues                                                            $123,063         $  20,362         $102,701
                                                                    --------         ---------         --------

Costs and expenses:
  Cost of goods sold                                                  78,147            14,964           63,183
  Depreciation and amortization                                        5,857               489            5,368
  Selling and administrative expenses                                 33,426             3,174           30,252
  Research and development expenses                                    2,165                              2,165
  Restructuring and other charges                                     12,330                             12,330
  Loss on disposal of asset                                            1,371                              1,371
  Interest expense                                                     1,520                              1,520
                                                                    --------         ---------         --------
                                                                     134,816            18,627          116,189
                                                                    --------         ---------         --------

Income (loss) before income tax expense (benefit)                    (11,753)            1,735          (13,488)

Income tax expense (benefit) (2)                                      (3,930)              580           (4,510)
                                                                    --------         ---------         --------

Net income (loss)                                                  $  (7,823)        $   1,155         $ (8,978)
                                                                   =========         =========         ========


Income (loss) per common share (3)                                 $    (.65)        $     .10         $   (.75)
                                                                   =========         =========         ========

Average number of shares outstanding                                  12,036                             12,036
                                                                   =========                           ========





   The accompanying notes are an integral part of these pro forma statements.

                            DANIEL INDUSTRIES, INC.

                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                                  (UNAUDITED)


                                                                              Year Ended September 30, 1994
                                                                    ------------------------------------------------
                                                                      (in thousands except per share amounts)

                                                                                     Sale of Non-
                                                                                     Core Product     Pro Forma
                                                                    Historical         Line (1)      as  Adjusted
                                                                    ----------       ------------    ------------
Revenues                                                            $203,766         $  22,108        $181,658
                                                                    --------         ---------        --------

Costs and expenses:
  Cost of goods sold                                                 134,966            18,512         116,454
  Depreciation and amortization                                        7,483             1,582           5,901
  Selling and administrative expenses                                 53,176             4,702          48,474
  Research and development expenses                                    4,094                             4,094
  Interest expense                                                     1,927                             1,927
                                                                    --------         ---------        --------
                                                                     201,646            24,796         176,850
                                                                    --------         ---------        --------

Income (loss) before income tax expense (benefit)                      2,120            (2,688)          4,808

Income tax expense (benefit)(2)                                          796            (1,009)          1,805
                                                                    --------         ---------        --------

Net income (loss)                                                   $  1,324         $  (1,679)       $  3,003
                                                                    ========         =========        ========


Earnings (loss) per common share (3)                                $    .11         $    (.14)       $    .25
                                                                    ========         =========        ========

Average number of shares outstanding                                  12,030                            12,030
                                                                    ========                          ========


   The accompanying notes are an integral part of these pro forma statements.

                            DANIEL INDUSTRIES, INC.
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)


(1) Reflects the divestiture of the net assets of the fastener business in November 1995. (See "Item 2. Disposition of Assets".)

         COMPUTATION OF NET PROCEEDS FROM DIVESTITURE:

                                                                                (in thousands)
                                                                            Cash             Notes
                                                                          --------          -------
         Gross proceeds                                                    $ 8,000          $8,600
         Less expenses associated with divestiture,
             primarily professional fees                                    (1,400)
                                                                           -------          ------

         Net proceeds                                                      $ 6,600          $8,600
                                                                           =======          ======

         COMPUTATION OF NET LOSS ON DIVESTITURE REFLECTED IN PRO FORMA
          STOCKHOLDERS' EQUITY:

         Gross proceeds                                                                    $16,600
         Less:
            Net book value of assets sold                                  $24,801
            Expenses associated with divestiture                             1,400          26,201
                                                                           -------         -------

         Loss on divestiture before income tax benefit                                      (9,601)

         Income tax benefit                                                                 (2,599)
                                                                                           -------

         Net loss on divestiture as an adjustment to
            stockholders' equity                                                           $(7,002)
                                                                                           =======



(2) The provision (benefit) for income taxes is based on the Company's historical effective tax rate for the nine months ended June 30, 1995 and for the year ended September 30, 1994, respectively.


(3) Earnings (loss) per share are computed on the average number of shares outstanding.


(4) Amount represents federal income tax receivable due to sale of net assets.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        DANIEL INDUSTRIES, INC.
                                         (Registrant)


        December 12, 1995               By  /s/ W. A. Griffin, III
Date___________________________        __________________________________
                                              W. A. Griffin, III
                                                President and
                                           Chief Executive Officer



        December 12, 1995                By  /s/ Henry G. Schopfer, III
Date____________________________        __________________________________
                                              Henry G. Schopfer, III
                                                Vice President and
                                             Chief Financial Officer



        December 12, 1995                By  /s/ Mary R. Beshears
Date____________________________        __________________________________
                                              Mary R. Beshears
                                          Corporate Controller and
                                          Chief Accounting Officer